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                       FIRST AMERICAN STRATEGY FUNDS, INC.

                               INCOME BUILDER FUND

                         SUPPLEMENT DATED MARCH 3, 2009
                    TO THE PROSPECTUS DATED DECEMBER 10, 2008

The Board of Directors of First American Strategy Funds, Inc. ("FASF") has approved the merger of Income Builder Fund into Strategy Conservative Allocation Fund, another series of FASF. The merger must be approved by the shareholders of Income Builder Fund. It is currently anticipated that proxy materials regarding the merger will be distributed to shareholders early in second quarter 2009. Until either further notice or the time of the merger, Income Builder Fund will remain open for investment by both current and new shareholders.

To request a copy of the Prospectus, please call 800-677-FUND.

                                                                         INCBLDR